Managed

HIGH INCOME

Portfolio Inc.

[photo]

              Annual
              Report
   February 28, 1997

This report is sent to the shareholders of Managed High Income Portfolio Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 4/97

--------------------------------------------------------------------------------
                          Managed

                          HIGH INCOME

                          PORTFOLIO INC.

LETTER TO

SHAREHOLDERS

February 28, 1997

--------------------------------------------------------------------------------

Dear Shareholder:


     We are pleased to provide you with the annual report for the Managed High Income Portfolio Inc. ("Fund") for the year ended February 28, 1997. Over the past twelve months the Fund paid income dividends totaling $1.08 per share. The table below shows the annualized distribution rates and twelve-month total returns for the Fund based on its February 28, 1997 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.


                                  Annualized              Twelve-Month
       Price Per Share         Distribution Rate          Total Return
       -------------           ----------------           -------------
       $11.59 (NAV)                  9.42%                   12.65%
       $11.625 (NYSE)                9.39%                   15.37%

     In comparison, the average total return on NAV was 14.20% for closed-end high yield bond funds during the same time period, according to Lipper Analytical Services, an independent fund tracking organization. Because a significant number of closed-end high yield funds are leveraged, they tend to generate somewhat stronger performance returns than the unleveraged Managed High Income Fund in a strong market for high yield securities. As a result the overall average performance returns for closed end high yield funds tend to be exaggerated in market rallies. However, in market declines such as what occurred in 1994, the leveraged funds suffer much greater principal losses than the unleveraged Managed High Income Fund.

     Despite its relatively more conservative positions, the Fund, over the past twelve months, materially outperformed all domestic bond markets with a total return in excess of 12.6% far exceeding the 3.0% to 6.0% average total returns on intermediate and long maturity U.S. Treasuries, government agency securities and investment grade corporate bonds, respectively.

Market and Economic Overview

     The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade and U.S. Treasury bonds. An anticipated slowdown in U.S. economic growth, combined with favorable inflation data, helped to bolster the domestic fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's ("Fed") decision to remain on the sidelines, and not raise interest rates. However, since early December, several factors prevented interest rates from declining further, with a modest upturn in rates occurring in January and February. For example, Fed Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets caused a widespread but temporary sell-off in both the equity and bond markets. Additionally, the first quarter of 1997 is experiencing stronger economic growth with stronger retail sales and solid growth in the manufacturing and construction sectors. This has caused interest rate levels to move higher with increased price volatility in all of the financial markets. It now appears that the Fed is seriously considering raising short-term interest rates to slow down economic growth and prevent any potential increase in inflation rates over the upcoming months. Despite the Fed's concerns over inflation, the official inflation statistics continue to be moderate, with little signs of any upturn.


     The high yield market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade markets throughout the past six months. However, lower quality issues (i.e., rated CCC/Caa and CC/Ca by Standard & Poor's or Moody's Investors Services, two major bond rating agencies) turned in disappointing performance due to an increasing number of bond defaults in the latter half of 1996. The most visible defaults or failures in 1996 included Marvel Entertainment, Moblemedia, Anchor Glass, CAI Wireless and MidAmerican West. A number of these issues experienced price declines of between 60% to 80%. Because of our relatively conservative investment philosophy, we avoided these high risk issues.

     In contrast to the performance of the lower-rated high yield issues, the current upwardly biased growth rate of the U.S. economy has been slightly more negative for the better-quality "BB/Ba"-rated and "B/B"-rated issues that are more sensitive to rising interest rates. This has modestly put the Fund at a relative disadvantage versus its more aggressive counterparts.

     However, the absolute total returns of the Fund over the past twelve months have still been far superior to all other sectors of the domestic bond market. We continue to see more investors, who have become dissatisfied with the modest returns and extreme price swings in the U.S. Treasury market, investing increasing amounts of money into the high yield market. In fact, during the course of 1996 alone, approximately $15 billion flowed into open-end, high yield mutual funds. At the same time, a large number of institutional investors such as insurance companies and municipal and corporate pension fund managers have allocated a larger portion of their assets to the high yield market, particularly the better-quality issues. In our view, this trend is likely to continue well into 1997 as investors search for higher yielding investment alternatives.

     Given the relatively strong performance of the high yield market compared to U.S. Treasuries over this time frame, high yield bond spreads are now roughly

100 basis points (one percentage point) tighter than they were at the beginning of 1996. We consider the high yield market as being fully valued at this point in time. Fortunately, the economic and financial market environment has been relatively benign with moderate economic growth and modest inflation. It remains to be seen whether this positive environment will continue over the remainder of 1997, especially in light of the Fed's recently indicated bias towards raising interest rates. However, even if the Fed were to increase short term interest rates, we still expect the overall environment to remain benign over the foreseeable future with little serious threat of either an economic recession or an inflationary acceleration. Nevertheless, security selectivity has become increasingly more important when picking investment ideas given the high yield market's fully valued levels and the likelihood of increased market volatility given investors' confusion over Fed monetary policy.

Portfolio Strategy

     Despite the increasing market volatility our outlook for the high yield bond market in 1997 is still positive for a large number of companies that are successfully competing in their markets. These companies tend to be in industries that continue to benefit from new technology. We have found many growth opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner, Brooks Fiber, Teleport, and Revlon to name but a few. All of these companies continue to generate improving results through either increased market share and/or improved internal cost controls.

     In addition, we still firmly believe that over a full economic cycle the better-quality high yield issues should offer superior risk adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield investing should generate consistent positive returns in 1997. We therefore will continue to avoid the sectors of the economy that are experiencing weak growth as well as intense industry competition. In addition, we will continue to place a greater emphasis on higher-quality issues and avoid the weaker, lower-tier issues.

     We became fully invested during the first quarter of 1997 as we took advantage of a relatively heavy new issue calendar. Because of our concerns over increased market volatility, we have kept the Fund's average maturity below 8 years. This should limit the Fund's net asset value volatility should interest rates move higher.

Outlook


     In our opinion, the U.S. economy will remain in a solid growth environment at least through the first half of 1997. Given the competitive industry conditions we would expect disappointing results from some of the weaker, less viable high yield companies. As a result, we believe there will be a continued increase in default rates among certain high yield issuers, especially the weaker, more vulnerable companies that are having trouble competing. However, as we noted before, we do remain optimistic on the high yield market's prospects for 1997, particularly among the higher quality issues, and the Fund has been positioned accordingly.


     Given our expectations for continued economic growth with greater interest rate volatility, we are somewhat more cautious on the bond market as a whole. We expect intermediate- and long-term interest rates to continue to gyrate up and down over the first half of 1997 as investors attempt to sort out the confusion over economic growth, inflation and Federal Reserve monetary policy.


     In closing, thank you for investing in the Managed High Income Portfolio. We look forward to continuing to help you achieve your investment goals.


Sincerely,

/s/Heath B. McLendon               /s/John C. Bianchi

Heath B. McLendon                  John C. Bianchi, CFA
Chairman and                       Vice President
Chief Executive Officer            Investment Officer

March 26, 1997

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997

   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 91.7%


Aerospace/Defense -- 2.3%
  $3,925,000    88  Airplanes Pass Through Trust, Corporate
                       Collateralized Mortgage Obligation,
                       10.875% due 3/15/19.........................  $ 4,395,333
   2,760,000    B   Howmet Corp., Sr. Sub. Notes,
                       10.000% due 12/1/03+........................    2,998,050
   2,175,000    B+  Tracor Inc., Sr. Sub. Notes,
                       10.875% due 8/15/01.........................    2,324,531
   1,350,000    B   UNC Inc., Sr. Sub. Notes,
                       11.000% due 6/1/06+.........................    1,486,688
--------------------------------------------------------------------------------
                                                                      11,204,602
--------------------------------------------------------------------------------
Banking -- 1.8%
    7,775,000   B   First Nationwide Parent Holdings Ltd.,
                       Sr. Exchange Notes, 12.500% due 4/15/03.....    8,824,625
--------------------------------------------------------------------------------
Broadcasting/Cable -- 24.1%
   1,000,000    B-  All American Communications Inc.,
                       Sr. Sub. Notes, 10.875% due 10/15/01+.......    1,023,750
   2,625,000    B-  Allbritton Communications Co., Sr. Sub.
                       Debentures, 11.500% due 08/15/04............    2,802,188
   5,150,000    B   Australis Holdings Property Ltd., Sr. Secured
                       Disc. Notes, step bond to yield
                       15.000% due 11/1/02+........................    3,038,500
   9,745,000    NR  Australis Media Ltd., Sr. Discount Notes, step
                       bond to yield 15.826% due 5/15/03++.........    5,652,100
                    Bell Cablemedia, Sr. Discount Notes:
   9,725,000    BB-      Step bond to yield 12.110% due 7/15/04....    8,558,000
   3,575,000    BB-      Step bond to yield 11.523% due 9/15/05+...    2,913,625
                    Cablevision Systems Corp., Sr. Sub. Debentures:
   6,250,000    B        10.750% due 4/1/04........................    6,484,375
   7,520,000    B        9.875% due 2/15/13........................    7,529,400
   2,900,000    B        10.500% due 5/15/16.......................    3,066,750
   6,000,000    B   Comcast UK Cable, Sr. Discount Debentures,
                       step bond to yield 11.424% due 11/15/07.....    4,305,000


                       See Notes to Financial Statements.                      5

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)

   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Broadcasting/Cable -- 24.1% (continued)
                    Globo Communicacoes, Co., Guaranteed Notes:
 $ 2,000,000   B+      Series A, 9.875% due 12/20/04+..............  $ 2,012,500
   2,000,000   B+      Series B, 10.500% due 12/20/06+.............    2,055,000
   1,000,000   B    Jacor Communications Co., Guaranteed Sr. Sub.
                       Notes, 9.750% due 12/15/06..................    1,065,000
  12,500,000   B    Marcus Cable Capital Corp., Sr. Discount Notes,
                       step bond to yield 11.831% due 8/1/04.......   10,500,000
                    Rogers Cablesystems Ltd.:
                       Sr. Secured Debentures:
   2,575,000   BB+       10.000% due 12/1/07.......................    2,745,594
   3,150,000   BB-       11.000% due 12/1/15.......................    3,433,500
   3,200,000   BB+     Sr. Secured Second Priority Debentures,
                         9.650% due 1/15/14........................    2,317,285
   6,135,000   BB-  Rogers Communications Inc., Sr. Debentures,
                       10.875% due 4/15/04.........................    6,472,425
   1,750,000   BB-  SCI Television Inc., Sr. Notes,
                       11.000% due 6/30/05.........................    1,868,125
   3,675,000   B-   SFX Broadcasting Inc., Sr. Sub. Notes,
                       10.750% due 5/15/06+........................    3,978,188
   1,600,000   NR   TCI Satellite Entertainment Inc.,
                       Sr. Sub. Notes, 10.875% due 2/15/07+........    1,620,000
  10,225,000   BB   Telewest Communications PLC,
                       Sr. Discount Debentures, step bond to yield
                       11.073% due 10/1/07.........................    7,157,500
   2,050,000   BB-  TLC Beatrice International Holdings,
                       Sr. Secured Notes, 11.500% due 10/1/05......    2,211,438
   2,325,000   B    TV Azteca SA, Guaranteed Sr. Notes, Series B
                       10.500% due 2/15/07+........................    2,383,125
   6,725,000   B-   UIH Australia Inc., Sr. Disc. Notes, step bond
                       to yield 14.000% due 5/15/06+...............    3,589,469
                    United International Holdings Inc.,
                       Sr. Discount Notes:
   5,925,000   B-        Zero coupon bond to yield
                            13.21% due 11/15/99....................    4,414,125
   3,975,000   B-        Zero coupon bond to yield
                            13.520% due 11/15/99...................    2,961,375

6                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)

   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Broadcasting/Cable -- 24.1% (continued)

 $ 1,515,000   BB+  Videotron Group Ltd., Sr. Notes,
                       10.625% due 2/15/05........................   $ 1,702,481
   3,325,000   B+   Videotron Holdings PLC, Sr. Discount Notes
                       step bond to yield 11.312% due 8/15/05......    2,676,625
   2,475,000   BB+  Videotron Ltd., Sr. Sub. Notes,
                       10.250% due 10/15/02........................    2,657,531
   2,625,000   B-   Wireless One Inc., Sr. Discount Notes,
                       13.000% due 10/15/03........................    2,513,438
   1,550,000   B    Young Broadcasting Corp., Guaranteed Secured
                       Notes, 11.750% due 11/15/04.................    1,714,688
--------------------------------------------------------------------------------
                                                                     117,423,100
--------------------------------------------------------------------------------
Building/Construction -- 0.3%


   1,575,000   BB-  American Standard Inc., Sr. Sub. Debentures,
                       11.375% due 5/15/04.........................    1,685,250
--------------------------------------------------------------------------------
Chemicals -- 3.4%
                     NL Industries, Sr. Secured Notes:
   3,000,000   B       11.750% due 10/15/03........................    3,255,000
   2,550,000   B       Step bond to yield 12.525% due 10/15/05.....    2,326,875
   3,462,000   BB   Pt. Polysindo Eka Perkasa, Sr. Notes,
                       13.000% due 6/15/01.........................    3,929,370
   4,350,000   B+   Terra Industries, Inc., Sr. Notes,
                       10.500% due 6/15/05.........................    4,768,688
   2,250,000   B    Texas Petrochemical Corp., Sr. Sub. Notes,
                      11.125% due 7/1/06+.........................    2,421,563
--------------------------------------------------------------------------------
                                                                      16,701,496
--------------------------------------------------------------------------------
Consumer Durables -- 1.5%
   8,650,000   B+   International Semi-Tech., Sr. Discount
                       Secured Notes, step bond to yield
                       11.395% due 8/15/03.........................    4,973,750
   1,934,000   B+   TAG-Heuer International Inc., Sr. Sub. Notes,
                       12.000% due 12/15/05........................    2,228,935
--------------------------------------------------------------------------------
                                                                       7,202,685
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.0%
  $2,565,000   B    Interlake Corp., Sr. Sub. Debentures,
                       12.125% due 3/1/02..........................  $ 2,693,250
   2,175,000   B    Unifrax Investment Corp., Sr. Notes,
                       10.500% due 11/1/03.........................    2,267,438
--------------------------------------------------------------------------------
                                                                       4,960,688
--------------------------------------------------------------------------------
Electric Equipment -- 0.6%
   2,450,000   B    Celestica International Inc., Guaranteed Sr. Sub.
                       Notes, 10.500% due 12/31/06+................    2,682,750
--------------------------------------------------------------------------------
Electric Utilities -- 1.3%
   4,250,000   B+   Calpine Corp., Sr. Notes
                       10.500% due 5/15/06+........................    4,632,500
   1,435,333   BB-  Midland Cogeneration Venture Limited
                       Partnership, Midland Funding, Sr. Secured
                       Lease Obligation Bond, Series C,
                       10.330% due 7/23/02.........................    1,542,983
--------------------------------------------------------------------------------
                                                                       6,175,483
--------------------------------------------------------------------------------
Electronics/Computers -- 2.7%
   2,675,000   B-   Graphic Controls Corp., Sr. Sub. Notes,
                       12.000% due 9/15/05+........................    2,996,000
                    Unisys Corp., Sr. Notes:
   4,600,000   B+      12.000% due 4/15/03+........................    5,048,500
   4,700,000   B+      11.750% due 10/15/04........................    5,152,375
--------------------------------------------------------------------------------
                                                                      13,196,875
--------------------------------------------------------------------------------
Finance -- 0.5%
   2,300,000   B+   Imperial Credit Industries Inc., Sr. Notes,
                       9.875% due 1/15/07+.........................    2,380,500
--------------------------------------------------------------------------------
Foods -- 0.7%
   1,950,000   B-   International Home Foods,  Sr. Sub. Notes,
                       10.375% due 11/1/06+........................    2,057,250
   1,365,000   B-   Van De Kamp Inc., Sr. Sub. Notes,
                       12.000% due 9/15/05+........................    1,528,800
--------------------------------------------------------------------------------
                                                                       3,586,050
--------------------------------------------------------------------------------


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Grocery/Convenience Stores -- 1.0%
  $4,450,000   B-   Pathmark Stores Inc., Sub. Debentures,
                       12.625% due 6/15/02.........................  $ 4,639,125
--------------------------------------------------------------------------------
Healthcare -- 2.2%
   3,900,000   B    Magellan Health Services Inc., Sr. Sub. Notes,
                       11.250% due 4/15/04.........................    4,353,375
     700,000   B-   Packard Bioscience Industry Inc., Sr. Sub. Notes,
                       9.375% due 3/1/07+..........................      712,250
                    Tenet Healthcare Corp.:
   2,400,000   BB      Sr. Notes, 8.000% due 1/15/05...............    2,427,000
   3,000,000   B+      Sr. Sub. Notes, 8.625% due 1/15/07..........    3,078,750
--------------------------------------------------------------------------------
                                                                      10,571,375
--------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 3.1%
   1,500,000   B    Aztar Corp., Sr. Sub. Notes,
                       13.750% due 10/1/04.........................    1,710,000
   3,250,000   B-   Courtyard by Marriott Ltd., Sr. Secured Notes,
                       10.750% due 2/1/08+.........................    3,473,438
   2,150,000   BB   Grand Casinos Inc., Guaranteed 1st Mortgage,
                       10.125% due 12/1/03.........................    2,214,500
   3,025,000   BB+  Mohegan Tribal Gaming Authority,
                       Sr. Secondary Notes,
                       13.500% due 11/15/02+.......................    4,023,250
   3,275,000   B    Showboat Inc., Sr. Sub. Notes,
                       13.000% due 8/1/09..........................    3,758,063
--------------------------------------------------------------------------------
                                                                      15,179,251
--------------------------------------------------------------------------------
Leisure -- 0.4%
   1,682,390   NR   Gillett Holdings Inc., Sr. Sub. Notes,
                       12.250% due 6/30/02.........................    1,749,686
--------------------------------------------------------------------------------
Machinery -- 2.0%
   1,750,000   B-   Alvey Systems Inc., Sr. Sub. Notes,
                       11.375% due 1/31/03+ .......................    1,855,000
   1,200,000   B+   Hawk Corp., Sr. Notes,
                       10.250% due 12/1/03+........................    1,248,000


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Machinery -- 2.0% (continued)
  $6,175,000   B-   Terex Corp., Sr. Secured Notes,
                       13.250% due 5/15/02.........................  $ 6,869,688
--------------------------------------------------------------------------------
                                                                       9,972,688
--------------------------------------------------------------------------------
Metals/Mining -- 4.4%
     268,000   B    Algoma Steel Inc., 1st Mortgage Notes,
                       12.375% due 7/15/05.........................      302,840
   2,225,000   B-   Commonwealth Aluminum Co., Sr. Sub. Notes,
                       10.750% due 10/1/06+........................    2,350,156
   1,150,000   B    Envirosource Inc., Sr. Notes,
                       9.750% due 6/15/03..........................    1,129,875
   4,025,000   B-   Haynes International Inc., Sr. Notes,
                       11.625% due 9/1/04..........................    4,417,438
   2,650,000   B    Intertek Finance PLC., Sr. Sub. Notes,
                       10.250% due 11/1/06+........................    2,799,063
   4,525,000   B-   Kaiser Aluminum Corp., Sr. Sub. Notes,
                       12.750% due 2/1/03..........................    4,988,813
   1,850,000   B-   Russel Metals Inc., Sr. Notes,
                       10.250% due 6/15/00+........................    1,896,250
   3,205,000   B+   UCAR Global Enterprises Inc.,
                       Sr. Sub Notes, 12.000% due 1/15/05..........    3,693,763
--------------------------------------------------------------------------------
                                                                      21,578,198
--------------------------------------------------------------------------------
Miscellaneous Services -- 0.5%
   2,300,000   B-   Outsourcing Solutions Inc.,  Sr. Sub. Notes,
                       11.000% due 11/1/06+........................    2,489,750
--------------------------------------------------------------------------------
Oil/Natural Gas -- 6.7%
   3,925,000   B+   Clark USA Inc., Sr. Notes,
                       10.875% due 12/1/05.........................    4,052,563
   4,150,000   B+   Dawson Productions Services Inc., Sr. Notes,
                       9.375% due 2/1/07...........................    4,274,500
   1,740,000   CCC+ Deeptech International Inc., Sr. Secured Notes,
                       12.000% due 12/15/00........................    1,877,025
   1,050,000   B    Forcenergy Inc., Sr. Sub. Notes,
                       8.500% due 2/15/07+.........................    1,047,375


10                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Oil/Natural Gas -- 6.7% (continued)
  $3,860,000   B+   Global Marine Inc., Sr. Secured Notes,
                       12.750% due 12/15/99........................  $ 4,130,200
   2,175,000   B-   Kelley Oil & Gas Corp., Sr. Notes,
                       10.375% due 10/15/06........................    2,321,813
   4,575,000   B+   Parker Drilling Co., Sr. Notes,
                       9.750% due 11/15/06+........................    4,895,250
   4,300,000   B+   RM Clark Holdings Inc., Sr. Notes, zero coupon
                       bond to yield 11.040% due 2/15/00...........    3,165,875
   3,550,000   BB-  Santa Fe Energy Resources Inc., Sr. Sub.
                       Debentures, 11.000% due 5/15/04.............    3,913,875
   2,625,000   B    United Meridian Corp., Sr. Sub. Notes,
                       10.375% due 10/15/05........................    2,923,594
--------------------------------------------------------------------------------
                                                                      32,602,070
--------------------------------------------------------------------------------
Packaging/Containers -- 0.8%
     525,000   B-   Gaylord Container Corp., Sr. Sub. Debentures,
                       12.750% due 5/15/05.........................      582,750
   4,000,000   B-   Ivex Holdings Corp., Sr. Sub. Debentures,
                       step bond to yield 12.910% due 3/15/05......    3,195,000
--------------------------------------------------------------------------------
                                                                       3,777,750
--------------------------------------------------------------------------------
Paper/Printing -- 6.8%
   2,616,000   B-   American Pad & Paper Co., Sr. Sub. Notes,
                       13.000% due 11/15/05........................    3,070,530
   5,350,000   B+   Asia Pulp & Paper Ltd., Guaranteed Preferred
                       Notes, Series A, 12.000% due 12/29/49+......    5,383,438
   3,000,000   B    Goss Graphic Systems Inc., Sr. Sub. Notes,
                       12.000% due 10/15/06........................    3,210,000
   8,725,000   BB   Indah Kiat International Finance Co.,
                       Sr. Secured Notes, 11.875% due 6/15/02......    9,859,250
   6,050,000   B+   SD Warren Co., Sr. Sub. Notes,
                       12.000% due 12/15/04........................    6,715,500
   3,725,000   BB   Tjiwi Kimia International, Sr. Notes,
                       13.250% due 8/1/01..........................    4,302,375
--------------------------------------------------------------------------------
                                                                      32,541,093
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Personal Care -- 2.9%
 $ 2,000,000   B-   Revlon Consumer Products Corp.,
                       Sr. Sub. Notes, 10.500% due 2/15/03.........  $ 2,130,000
  12,825,000   B-   Revlon Worldwide Corp., Sr. Secured
                       Notes, zero coupon bond to yield
                       24.440% due 3/15/98.........................   12,071,531
--------------------------------------------------------------------------------
                                                                      14,201,531
--------------------------------------------------------------------------------
Pollution Control -- 0.5%
   2,325,000   B+   Allied Waste North America Inc., Sr. Sub. Notes,
                       10.250% due 12/1/06+........................    2,511,000
--------------------------------------------------------------------------------
Real Estate -- 1.0%
   4,300,000   BB-  Trizec Finance, Sr. Notes,
                       10.875% due 10/15/05........................    4,789,125
--------------------------------------------------------------------------------
Retail -- 1.0%
   4,325,000   B+   Barnes and Noble, Sr. Sub. Notes,
                       11.875% due 1/15/03.........................    4,752,094
--------------------------------------------------------------------------------
Telecommunications -- 16.8%
                    Brooks Fiber Properties Inc., Sr. Discount Notes:
   8,475,000   NR      Step bond to yield 11.559% due 3/1/06.......    5,794,781
  10,700,000   NR      Step bond to yield 11.701% due 11/1/06......    6,995,125
   9,750,000   B    Clearnet Communications Inc., Sr. Discount
                       Notes, step bond to yield
                       13.948% due 12/15/05........................    6,703,125
   3,900,000   NR   Colt Telecommunications Group PLC. Sr.
                       Discount Notes, step bond to yield
                       11.561% due 12/15/06........................    2,515,500
   2,000,000   NR   Dobson Communications Corp., Sr. Notes,
                       11.750% due 4/18/07+........................    2,025,000
   2,425,000   B+   Fonorola Inc., Sr. Sub. Notes,
                       12.500% due 8/15/02.........................    2,716,000
   2,600,000   B    Globolstar L.P. Corp., Sr. Notes,
                       11.375% due 2/15/04+........................    2,704,000
   8,750,000   NR   Intelcom Group USA Inc., Sr. Discount Notes,
                       step bond to yield 12.500% due 5/1/06+......    5,928,125


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Telecommunications -- 16.8% (continued)
  $8,375,000   B-   Intermedia Communications, Sr. Discount Notes,.
                       step bond to yield 12.332% due 5/15/06......  $ 5,736,875
   5,750,000   B    Mcleod Inc., Sr. Discount Notes,
                       step bond to yield 10.443% due 3/1/07+......    3,464,375
   7,975,000   B-   Millicom International Cellular SA, Sr. Sub.
                       Discount Notes, step bond to yield
                       13.500% due 6/1/06+.........................    5,423,000
   2,025,000   BB   Multicanal SA, Notes,
                       10.500% due 2/1/07+.........................    2,103,469
   7,475,000   B    Nextel Communications Inc., Sr. Discount Notes,
                       step bond to yield 12.410% due 8/15/04 .....    5,494,125
   4,575,000   NR   Nextlink Communications, Sr. Discount Notes,
                       12.500% due 4/15/06+........................    4,975,313
   1,000,000   CCC+ Omnipoint Corp., Sr. Notes,
                       11.625% due 8/15/06+........................    1,010,000
                    Pagemart Nationwide, Inc., Sr. Discount Notes:
    5,400,000  NR      Step bond to yield 11.950% due 11/1/03......    4,387,500
   2,800,000   NR      Step bond to yield 13.297% due 2/1/05 ......    2,016,000
   1,225,000   B-   Phonetel Technologies Inc., Sr. Notes,
                       12.000% due 12/15/06........................    1,304,625
   1,900,000   B    Pricellular Wireless Corp., Sr. Notes,
                       10.750% due 11/1/04+........................    2,006,875
   4,125,000   NR   RSL Communications Ltd., Sr. Notes,
                       12.250% due 11/15/06+.......................    4,372,500
   5,650,000   B    Teleport Communications Inc.,
                       Sr. Discount Notes, step bond to yield
                       11.442% due 7/1/07 .........................    4,011,500
--------------------------------------------------------------------------------
                                                                      81,687,813
--------------------------------------------------------------------------------
Tobacco -- 0.6%
   3,000,000   B    Consolidated Cigar Corp., Sr. Sub. Notes,
                       10.500% due 3/1/03..........................    3,150,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


   Face
  Amount      Rating           Security                                  Value
--------------------------------------------------------------------------------
Transportation -- 0.8%
  $3,630,000   BB-  Sea Containers Ltd., Sub. Debentures,
                       Series A, 12.500% due 12/1/04............... $  4,047,450
--------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost-- $422,942,228)..........................  446,264,103
================================================================================
  Shares                       Security                                  Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 0.1%
--------------------------------------------------------------------------------
Communications -- 0.0%
      32,175        Clearnet Communications Inc....................      185,006
--------------------------------------------------------------------------------
Metals/Mining -- 0.1%
      73,037        Algoma Steel Inc...............................      382,042
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost-- $548,574)..............................      567,048
================================================================================
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS -- 7.4%
--------------------------------------------------------------------------------
Automobiles/Trucking -- 1.0%
      87,625        Navistar International Series G,
                       Convertible $6.00...........................    5,082,250
--------------------------------------------------------------------------------
Broadcasting -- 4.0%
      17,718        Time Warner Inc., Series K,
                       Exchange 0.000%+............................   19,711,275
--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals -- 0.2%
     156,014        Avatex Corp., Series A,
                       Payment-in-kind, Exchange $4.200............      916,582
--------------------------------------------------------------------------------
Publishing -- 0.0%
                    K-III Communications Corp.
         939           Series B, Exchange 11.625%+++...............       95,780
--------------------------------------------------------------------------------
Telecommunications -- 2.2%
       8,699        PanAmSat Corp., Series A,
                       Exchange $31.875............................   10,613,941
--------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE PREFERRED STOCKS
                    (Cost-- $38,233,086)...........................   36,419,828
================================================================================


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 February 28, 1997 (continued)


  Shares                       Security                                  Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PREFERRED STOCKS -- 0.7%
--------------------------------------------------------------------------------
Banking -- 0.3%
      63,850        California Federal Preferred Capital Corp......  $ 1,644,138
--------------------------------------------------------------------------------
Healthcare -- 0.4%
       1,700        Fresensius Medical Care Capital Trust .........    1,746,750
--------------------------------------------------------------------------------
                    TOTAL PREFFERED STOCKS
                    (Cost-- $3,296,250)............................    3,390,888
================================================================================
--------------------------------------------------------------------------------
 WARRANTS -- 0.1%
--------------------------------------------------------------------------------
      18,000        Degeorge Financial Corp., Expire 4/1/97+++.....          180
       3,900        Nextel Communications Inc., Expire 4/25/99.....           39
      12,250        Pagemart Inc., Expire 12/31/04+................       79,625
      24,840        Pagemart Nationwide, Expire 12/31/03+..........      111,780
       4,800        SD Warren Co., Expire 12/15/06+................       62,400
       3,375        Wireless One Inc.,  Expire 10/15/03............        6,740
--------------------------------------------------------------------------------
                    TOTAL WARRANTS
                    (Cost-- $84,044)...............................      260,764
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $465,104,182)......................... $486,902,631
================================================================================


+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++   Security issued with attached warrants.

++   Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same. See page 16 for definitions of ratings.
================================================================================
                      Summary of Bonds by Combined Ratings
                                                           % of Total Corporate
       Moody's        and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
         Ba                                 BB                     20.5%
         B                                  B                      68.2
         Caa                                CCC                     0.6
         NR                                 NR                     10.7
                                                                  -----
                                                                  100.0%
                                                                  =====
================================================================================

                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------
  BOND RATINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C              --   The rating "C" is reserved for income bonds on which no
                    interest is being paid.


Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "C," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba             --   Bonds that are rated "Ba" are judged to have speculative
                    elements; their future cannot be considered as well assured.
                    Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B              --   Bonds that are rated "B" generally lack characteristics
                    of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa            --   Bonds that are rated "Caa" are of poor standing. These
                    issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca             --   Bonds that are rated "Ca" represent obligations which are
                    speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C              --   Bonds that are rated "C" are the lowest rated class of
                    bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
  February 28, 1997


--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $465,104,182) ...........        $486,902,631
   Receivable for securities sold ........................          10,746,555
   Interest receivable ...................................           7,914,460
--------------------------------------------------------------------------------
   Total Assets ..........................................         505,563,646
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank .......................................           6,255,701
   Payable for securities purchased ......................           4,847,000
   Investment advisory fees payable ......................             334,076
   Administration fees payable ...........................              80,072
   Accrued expenses ......................................             140,801
--------------------------------------------------------------------------------
   Total Liabilities .....................................          11,657,650
--------------------------------------------------------------------------------
Total Net Assets .........................................        $493,905,996
================================================================================
NET ASSETS:
   Par value of capital shares ...........................        $     42,602
   Capital paid in excess of par value ...................         508,426,294
   Accumulated net realized loss from
     security transactions, futures contracts and options ...      (36,361,349)
   Net unrealized appreciation on investments ............          21,798,449
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.59 a share on 42,602,095
     shares of $0.001 par value outstanding;
500,000,000 shares authorized) ...........................        $493,905,996
================================================================================


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  For the Year Ended February 28, 1997


--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ..............................................        $ 49,630,040
   Dividends .............................................           3,074,785
--------------------------------------------------------------------------------
   Total Investment Income ...............................          52,704,825
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) .....................           4,255,116
   Administration fees (Note 2) ..........................             945,581
   Shareholder communications ............................             241,255
   Shareholder and system servicing fees .................              20,469
   Audit and legal .......................................              76,650
   Custody ...............................................              66,642
   Directors' fees .......................................              43,800
   Registration fees .....................................              32,480
   Other .................................................              21,465
--------------------------------------------------------------------------------
   Total Expenses ........................................           5,703,458
--------------------------------------------------------------------------------
Net Investment Income ....................................          46,998,367
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS
AND OPTIONS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          (749,281)
     Futures contracts ...................................             905,151
     Options purchased ...................................            (391,917)
--------------------------------------------------------------------------------
   Net Realized Loss .....................................            (236,047)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year ...................................          12,189,381
     End of year .........................................          21,798,449
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation ...............           9,609,068
--------------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts
   and Options ...........................................           9,373,021
--------------------------------------------------------------------------------
Increase in Net Assets From Operations ...................        $ 56,371,388
================================================================================


18                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  For the Years Ended February 28, 1997
  and February 29, 1996


--------------------------------------------------------------------------------
                                                       1997           1996
================================================================================
OPERATIONS:
   Net investment income .....................     $46,998,367      $45,933,323
   Net realized loss .........................        (236,047)      (9,713,821)
   Increase in net unrealized appreciation ...       9,609,068       38,580,381
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations ....      56,371,388       74,799,883
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................     (45,618,552)     (53,548,915)
   Capital ...................................        (671,702)      (1,215,693)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ...........     (46,290,254)     (54,764,608)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net asset value of shares issued for
     reinvestment of dividends ...............       7,000,597             --
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions .................       7,000,597             --
--------------------------------------------------------------------------------
Increase in Net Assets .......................      17,081,731       20,035,275

NET ASSETS:
   Beginning of year .........................     476,824,265      456,788,990
--------------------------------------------------------------------------------
   End of year* ..............................    $493,905,996     $476,824,265
================================================================================
*Includes overdistributed net investment
   income of: ................................            --        $(1,379,815)
================================================================================


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  February 28, 1997


--------------------------------------------------------------------------------
     1. Significant Accounting Policies

     Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.


     The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $668,631 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  February 28, 1997 (continued)

--------------------------------------------------------------------------------
environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3. Investments

     For the year ended February 28, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                        $349,377,861
--------------------------------------------------------------------------------
Sales                                                             357,453,516
================================================================================

     At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:


================================================================================
Gross unrealized appreciation                                    $34,308,983)*
Gross unrealized depreciation                                    (12,510,534)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $21,798,449)*
================================================================================


* Substantially the same for Federal income tax purposes.

     4. Repurchase Agreements

     The Fund purchases, and its custodian takes possession of U.S. Government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  February 28, 1997 (continued)

--------------------------------------------------------------------------------
recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts)and the credit risk should a counterparty fail to perform under such contracts.

     At February 28, 1997, the Fund had no open futures contracts.

     6. Options Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of February 28, 1997, the Fund had no open purchased call or put option contracts.

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  February 28, 1997 (continued)

--------------------------------------------------------------------------------
originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for the hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended February 28, 1997, the Fund had not written any call or put options.

     7. Payment-in-Kind Securities

     The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK bonds carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK bond defaults, the Fund may obtain no return at all on its investment.

     8. Capital Loss Carryforward

     At February 28, 1997, the Fund had, for Federal income tax purposes, $36,358,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:


                                             2003          2004         2005
================================================================================
Carryforward Amounts                      $18,004,000   $18,115,000   $239,000
================================================================================


     9. Capital Shares

     During the year ended February 28, 1997, capital stock transactions were as follows:

                                                    Shares           Amount
================================================================================
Shares issued on reinvestment                       620,506        $7,000,597
================================================================================

  FINANCIAL HIGHLIGHTS

  For a share of capital stock outstanding throughout each year:



                                                 1997       1996      1995      1994(1)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ......      $11.36     $10.88     $12.39     $12.00
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income .................        1.12       1.13       1.12       0.98
  Net realized and unrealized gain (loss)        0.21       0.65      (1.48)      0.51
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations .....        1.33       1.78      (0.36)      1.49
------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-In Capital ....................          --         --       0.00*     (0.02)
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income .................       (1.08)     (1.27)     (1.00)     (0.96)
  Net realized gains ....................          --         --      (0.15)     (0.12)
  Capital ...............................       (0.02)     (0.03)        --         --
------------------------------------------------------------------------------------------
Total Distributions .....................       (1.10)     (1.30)     (1.15)     (1.08)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year ............      $11.59     $11.36     $10.88     $12.39
------------------------------------------------------------------------------------------
Total Return, Based on Market Value** ...       15.37%     18.82%     (0.43)%     6.85%++
------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value**        12.65%     17.80%     (2.18)%    12.67%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)...........    $493,906   $476,824   $456,789   $520,091
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses...............................        1.20%      1.24%      1.24%      1.19%+
  Net investment income..................        9.89       9.74       9.96        8.74+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate..................          61%        73%        62%        108%
------------------------------------------------------------------------------------------
Market Value, End of Year................     $11.625    $11.125    $10.500     $11.750
------------------------------------------------------------------------------------------


(1) For the period from March 26, 1993 (commencement of operations) to February 28, 1994. * Amount represents less than $0.01.

** The total return assumes the purchase and redemption of shares using the Fund's net asset value rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
  UNAUDITED FINANCIAL DATA

The Shareholders and Board of Directors of the Managed High Income Portfolio Inc.:

--------------------------------------------------------------------------------
     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed High Income Portfolio Inc. as of February 28, 1997, the related statement of operations, statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibilty is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 1995 and the financial highlights for the period from March 26, 1993 (commencement of operations) to February 28, 1994 were audited by other auditors whose report thereon, dated April 10, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed High Income Portfolio Inc. as of February 28, 1997, the results of its operations and changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                   /s/ KPMG Peat MOnarch LLP

New York, New York
April 17, 1997

--------------------------------------------------------------------------------
  QUARTERLY RESULTS OF OPERATIONS  (unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Net Increase
                                                                    Net Realized              (Decrease) in
                                                                  and Unrealized                Net Assets
                  Investment             Net Investment             Gain (Loss)                     From
                    Income                   Income                on Investments                Operations
------------------------------------------------------------------------------------------------------------------------------------
Quarter                     Per                       Per                       Per                          Per
 Ended         Total       Share         Total        Share       Total         Share         Total          Share
------------------------------------------------------------------------------------------------------------------------------------
May 31,
  1994      $13,770,124    $0.33      $12,213,050     $0.29   $(29,239,421)     $(0.70)    $(17,026,371)     $(0.41)
August 31,
  1994       13,186,368     0.31       11,777,589      0.28    (25,175,803)      (0.60)     (13,398,214)      (0.32)
November 30,
  1994       12,944,849     0.31       11,569,422      0.28    (17,816,469)      (0.42)      (6,247,047)      (0.14)
February 28,
  1995       12,720,474     0.30       11,250,507      0.27     10,275,042        0.24       21,525,549        0.51
May 31,
  1995       12,525,032     0.30       11,084,402      0.27     14,597,234        0.35       25,681,636        0.61
August 31,
  1995       13,294,948     0.32       11,827,361      0.28      1,313,938        0.03       13,141,299        0.31
November 30,
  1995       13,166,852     0.31       11,710,524      0.28      1,796,990        0.04       13,507,514        0.32
February 29,
  1996       12,770,322     0.30       11,311,036      0.27     11,158,398        0.26       22,469,434        0.53
May 31,
  1996       13,001,508     0.31       11,542,616      0.27     (7,102,523)      (0.17)       4,440,093        0.10
August 31,
  1996       13,247,484     0.31       11,804,210      0.29     (7,860,018)      (0.19)       3,944,192        0.10
November 30,
  1996       13,267,331     0.31       11,856,227      0.28     15,505,326        0.37       27,361,553        0.65
February 28,
  1997       13,188,573     0.31       11,798,385      0.28      8,827,165        0.20       20,625,550        0.48
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FINANCIAL DATA (unaudited)
--------------------------------------------------------------------------------
  For a share of capital stock outstanding throughout each period:


--------------------------------------------------------------------------------
                                                                      Dividend
                             NYSE         Net Asset     Dividend    Reinvestment
                         Closing Price      Value         Paid          Price
--------------------------------------------------------------------------------
September 30, 1994          $10.375        $11.00        $0.093        $10.40
October 31, 1994             10.000         10.91         0.093          9.93
November 30, 1994            10.125         10.68         0.093          9.97
December 31, 1994             9.500         10.62         0.131          9.99
January 31, 1995             10.125         10.59         0.093         10.44
February 28, 1995            10.500         10.88         0.093         10.54
March 31, 1995               10.625         10.90         0.093         10.23
April 30, 1995               10.125         11.04         0.093         10.81
May 31, 1995                 10.750         11.21         0.093         10.87
June 30, 1995                10.500         11.15         0.093         10.67
July 31, 1995                10.625         11.31         0.093         10.65
August 31, 1995              10.625         11.25         0.093         10.68
September 30, 1995           10.375         11.26         0.093         10.67
October 31, 1995             10.500         11.31         0.093         10.68
November 30, 1995            10.750         11.29         0.093         10.71
December 31, 1995            10.500         11.20         0.093         10.76
December 31, 1995*           10.500         11.20         0.188         10.76
January 31, 1996             11.188         11.35         0.093         11.19
February 29, 1996            11.125         11.36         0.093         11.09
March 31, 1996               10.875         11.18         0.093         10.79
April 30, 1996               10.750         11.20         0.093         10.74
May 31, 1996                 10.625         11.18         0.093         10.56
June 30, 1996                10.625         11.07         0.091         10.71
July 31, 1996                10.875         10.98         0.091         10.97
August 31, 1996              11.000         11.01         0.091         11.01
September 30, 1996           11.125         11.27         0.091         11.13
October 31, 1996             11.125         11.21         0.091         11.19
November 30, 1996            11.250         11.38         0.091         11.16
December 31, 1996            11.250         11.46         0.091         11.27
January 31, 1997             11.625         11.50         0.091         11.48
February 28, 1997            11.625         11.59         0.091         11.62
--------------------------------------------------------------------------------
*Capital gain distribution.

--------------------------------------------------------------------------------
  DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Portfolio reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

     If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange, Inc. ("NYSE") trading day, the immediately preceding trading day.

     If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's valuation date will change from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the

--------------------------------------------------------------------------------
  DIVIDEND REINVESTMENT PLAN (unaudited)(continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

     First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------

                                        Managed

                                        HIGH INCOME

                                        PORTFOLIO INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Paolo M. Cucchi
Alessandro C. di Montezemolo
Andrea Farace
Paul R. Hardin
George M. Pavia
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103